SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 16, 2003

HEI, Inc. (Exact name of Registrant as Specified in Charter)

Minnesota	0-10078	41-0944876

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386

(Address of Principal Executive Offices, including Zip Code)

(952) 443-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. OTHER EVENTS.
Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
Exhibit Index
EX-99.1 Press Release dated May 28, 2003
EX-99.2 Press Release dated June 2, 2003
EX-99.3 Press Release dated June 3, 2003
EX-99.4 Press Release dated June 20, 2003
EX-99.5 Press Release dated July 1, 2003
EX-99.6 Press Release dated July 2, 2003
EX-99.7 Press Release dated July 10, 2003

Item 5. OTHER EVENTS.

     On May 28, 2003, HEI, Inc. issued a press release announcing that it signed a value-added reseller (VAR) agreement with SAMSys Technologies Inc. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

     On June 2, 2003, HEI, Inc. issued a press release announcing that it entered into a Credit Agreement with Beacon Bank of Shorewood, Minnesota. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

     On June 3, 2003, HEI, Inc. issued a press release announcing that on June 2-4, 2003, it would attend the Medical Design and Manufacturing Conference and Exposition East in New York, NY, to demonstrate its combined microelectronic packaging, high density interconnect and advanced medical devise development and manufacturing capabilities. A copy of the press release is attached as Exhibit 99.3 and incorporated herein by reference.

     On June 20, 2003, HEI, Inc. issued a press release announcing the resignation of Steve Tondera as the Chief Financial Officer and a member of its Board of Directors. HEI also announced that it had appointed Douglas Nesbit to replace Mr. Tondera as the Chief Financial Officer effective June 30, 2003. A copy of the press release is attached as Exhibit 99.4 and incorporated herein by reference.

     On July 1, 2003, HEI, Inc. issued a press release announcing that it commenced litigation against Anthony J. Fant, the former Chairman of the Board, Chief Executive Officer and President and a current member of the Board of Directors, and established a Special Committee of the independent members of the Board of Directors to address all issues related to Mr. Fant. A copy of the press release is attached as Exhibit 99.5 and incorporated herein by reference.

     On July 2, 2003, HEI, Inc. issued a press release announcing the promotion of Scott Stole to the position of Chief Technical Officer. A copy of the press release is attached as Exhibit 99.6 and incorporated herein by reference.

     On July 10, 2003, HEI, Inc. issued a press release announcing that it signed an agreement with Cerner Corporation to develop and supply certain bedside heathcare integration products. A copy of the press release is attached as Exhibit 99.7 and incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits:

99.1	Press Release dated May 28, 2003, regarding value-added reseller (VAR) agreement with SAMSys Technologies, Inc.

99.2	Press Release dated June 2, 2003, regarding a Credit Agreement with Beacon Bank.

99.3	Press Release dated June 3, 2003, regarding attendance at the Medical Design and Manufacturing Conference and Exposition East.

99.4	Press Release dated June 20, 2003, regarding the resignation of Steve Tondera as the Chief Financial Officer and Board Member, and appointment of Douglas Nesbit as Chief Financial Officer.

99.5	Press release dated July 1, 2003, regarding the commencement of litigation against Anthony J. Fant and the establishment of a Special Committee of the independent members of the Board of Directors to address the issues related to Mr. Fant.

99.6	Press release dated July 2, 2003, regarding the promotion of Scott Stole to the position of Chief Technical Officer.

99.7	Press release dated July 10, 2003, regarding an agreement with Cerner Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC

Dated:	July 16, 2003	By	/s/ Douglas Nesbit Douglas Nesbit Its: Chief Financial Officer

Exhibit Index

99.1	Press Release dated May 28, 2003, regarding value-added reseller (VAR) agreement with SAMSys Technologies, Inc.

99.2	Press Release dated June 2, 2003, regarding a Credit Agreement with Beacon Bank.

99.3	Press Release dated June 3, 2003, regarding attendance at the Medical Design and Manufacturing Conference and Exposition East.

99.4	Press Release dated June 20, 2003, regarding the resignation of Steve Tondera as the Chief Financial Officer and Board Member, and appointment of Douglas Nesbit as Chief Financial Officer.

99.5	Press release dated July 1, 2003, regarding the commencement of litigation against Anthony J. Fant and the establishment of a Special Committee of the independent members of the Board of Directors to address the issues related to Mr. Fant.

99.6	Press release dated July 2, 2003, regarding the promotion of Scott Stole to the position of Chief Technical Officer.

99.7	Press release dated July 10, 2003, regarding an agreement with Cerner Corporation.